UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2020

Mellanox Technologies, Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Beit Mellanox

Yokneam, Israel

(Address of principal executive offices)

20692

(Zip Code)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, nominal value NIS 0.0175 per share	MLNX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 27, 2020, Mellanox Technologies, Ltd. (“Mellanox”) completed its merger with Teal Barvaz Ltd. (“Merger Sub”), a company organized under the laws of the State of Israel and a wholly owned subsidiary of NVIDIA International Holdings Inc., a Delaware corporation (“Parent”), whereby Merger Sub merged with and into Mellanox, with Mellanox surviving as a wholly owned subsidiary of Parent (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of March 10, 2019, by and among Mellanox, Parent, Merger Sub and NVIDIA Corporation, a Delaware corporation (the “Merger Agreement”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each ordinary share of Mellanox issued and outstanding immediately prior to the Effective Time (other than any shares owned by Mellanox, Parent and their respective subsidiaries or any shares held in Mellanox’s treasury) was deemed to have been transferred to Parent in exchange for the right to receive $125.00 per share in cash, without interest and subject to applicable withholding taxes.

Mellanox’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2019 contains additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of Mellanox in the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 27, 2020, in connection with the Merger, Mellanox notified The Nasdaq Stock Market (“Nasdaq”) that the Merger had been completed, and requested that trading of Mellanox’s ordinary shares on Nasdaq be suspended. In addition, Mellanox requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), on Form 25 in order to effect the delisting of Mellanox’s ordinary shares from Nasdaq.

Additionally, Mellanox intends to file with the SEC a certification and notice of termination on Form 15 with respect to Mellanox’s ordinary shares, requesting that such shares be deregistered under Section 12(g) of the Exchange Act, and that the reporting obligations of Mellanox under Sections 13(a) and 15(d) of the Exchange Act be suspended.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change of control of Mellanox occurred on April 27, 2020 and Mellanox became a wholly owned subsidiary of Parent. Parent funded the acquisition through cash on hand. The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Merger, at the Effective Time, each member of the board of directors of Mellanox (the “Board”) ceased serving in such capacity. The members of the Board immediately prior to the Effective Time were Eyal Waldman, Irwin Federman, Jon A. Olson, Glenda Dorchak, Jack R. Lazar, Amal M. Johnson, David Perlmutter, Umesh Padval, Gregory L. Waters and Steve Sanghi.

In connection with the Merger, the following individuals resigned as officers from Mellanox: Eyal Waldman, President and Chief Executive Officer; Alinka Flaminia, Corporate Secretary; Doug Ahrens, Senior Vice President and Chief Financial Officer; and Marc Sultzbaugh, Senior Vice President.

Immediately following the Effective Time, the size of the Board of Directors of Mellanox was reduced to three members and the following individuals, as designated by Parent, were elected as directors of Mellanox until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal: Mike Ching, Rebecca Peters and Donald Robertson.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, upon consummation of the Merger on April 27, 2020, the articles of association of Mellanox were amended and restated in entirety. The Amended and Restated Articles of Association of Mellanox are filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of March 10, 2019, by and among NVIDIA International Holdings Inc., Teal Barvaz Ltd., NVIDIA Corporation and Mellanox Technologies, Ltd. (incorporated by reference to Ex. 2.1 to Mellanox’s Current Report on Form 8-K filed on March 11, 2019)*

3.1	Amended and Restated Articles of Association of Mellanox Technologies, Ltd.

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL (included as Exhibit 101)

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, and Mellanox agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request; provided that Mellanox may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2020	MELLANOX TECHNOLOGIES, LTD

	By:	/s/ Gideon Rosenberg
	Name:	Gideon Rosenberg
	Title:	Deputy General Counsel & Vice President of Legal Affairs